Options Outstanding and Aggregate Intrinsic Value (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013		Dec. 31, 2012	Dec. 31, 2011
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Options, Outstanding at beginning of year	13,448		13,337	14,192
Options, Granted	1,930		2,955	2,125
Options, Exercised	(2,712)		(1,944)	(2,324)
Options, Forfeited	(64)		(900)	(54)
Options, Outstanding at December 31	12,602	[1]	13,448	13,337
Options, Exercisable at December 31	8,001		8,530	8,429
Aggregate intrinsic value, Outstanding at beginning of year	$ 196,927
Aggregate intrinsic value, Outstanding as of December 31	301,449		196,927
Aggregate intrinsic value, Exercisable as of December 31	$ 234,287

[1]	As of December 31, 2013 , approximately 12.5 million options are vested and expected to vest. Options expected to vest reflect an estimated forfeiture rate for purposes of determining related compensation expense.